UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☒     Definitive Additional Materials

☐      Soliciting Material under §240.14a-12

VALVOLINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐      Fee paid previously with preliminary materials.

☐     Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V82089-Z91649-P41549 PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 VALVOLINE INC. 2026 Annual Meeting Vote by 11:59 PM ET on January 27, 2026. For shares held in the Valvoline 401(k) Plan, vote by 11:59 PM ET on January 23, 2026. You invested in VALVOLINE INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 28, 2026. Get informed before you vote View the Annual Report/Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting them prior to January 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* January 28, 2026 1:00 P.M. ET Valvoline’s principal office 100 Valvoline Way Lexington, KY 40509 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. V82090-Z91649-P41549 1. Election of Nine Directors Nominees: 1a. Chris Carr For 1b. Gerald W. Evans, Jr. For 1c. Lori A. Flees For 1d. Richard J. Freeland For 1e. Carol H. Kruse For 1f. Patrick S. Pacious For 1g. Jennifer L. Slater For 1h. Charles M. Sonsteby For 1i. Janet S. Wong For 2. Ratification of Appointment of Ernst & Young LLP as Valvoline’s Independent Registered Public Accounting Firm for Fiscal 2026. For 3. Non-binding Advisory Resolution Approving our Executive Compensation. For 4. Approval of the Valvoline Inc. 2026 Omnibus Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.